U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      November 13, 1998
                                                -----------------------------


                                 Citigroup Inc.
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                (Exact name of registrant as specified in its charter)


     Delaware                  1-9924                  52-1568099
     ---------------           -----------             -------------------
     (State or other           (Commission             (IRS Employer
     jurisdiction of           File Number)            Identification No.)
     incorporation)


                 399  Park Avenue,  New York, New York          10043
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              (Address of principal executive offices)     (Zip Code)


                                    (212) 559-1000
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                 (Registrant's telephone number, including area code)

                                 CITIGROUP INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 5. OTHER EVENTS.

      In connection with the merger (the "Merger") of Citicorp with and into a wholly owned subsidiary of Travelers Group Inc., Citigroup Inc. (formerly Travelers Group Inc., herein "Citigroup") is filing herewith certain supplemental financial information, including the unaudited supplemental condensed consolidated financial statements of Citigroup and its subsidiaries for the three and nine months ended September 30, 1998 and 1997, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations of Citigroup, which are being filed as Exhibit 99.01 to this Form 8-K and are incorporated herein by reference.

      The supplemental financial statements give retroactive effect to the Merger, which has been accounted for as a pooling of interests as described in
Note 1 to the supplemental condensed consolidated financial statements. Generally accepted accounting principles do not permit giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include a period subsequent to the date of consummation. The supplemental condensed consolidated financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of Citigroup after financial statements covering the date of consummation of the Merger are issued.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) EXHIBITS.

Exhibit No.    Description
-----------    -----------

12.01 Supplemental Calculation of Ratio of Income to Fixed Charges and Supplemental Calculation of Ratio of Income to Combined Fixed Charges Including Preferred Stock Dividends for each of the fiscal years in the five-year period ended December 31, 1997 and for the nine months ended September 30, 1998 and 1997

27.01       Financial Data Schedule relating to the nine months ended September
            30, 1998

99.01 Unaudited supplemental condensed consolidated financial statements of Citigroup and its subsidiaries for the three and nine months ended September 30, 1998 and 1997, including the related Management's Discussion and Analysis of Financial Condition and Results of Operations

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 13, 1998

                                        CITIGROUP INC.


                                        By: /s/ Irwin Ettinger
                                            -----------------------
                                            Irwin Ettinger
                                            Chief Accounting Officer



                                        By: /s/ Roger W. Trupin
                                            -----------------------
                                            Roger W. Trupin
                                            Controller